                                                                    EXHIBIT 10.1

                                                                     [Execution]

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Agreement") is made as of May 1, 2002,
                                        ---------
by St. Mary Land & Exploration Company, a Delaware corporation, St. Mary
Operating Company, a Colorado corporation, St. Mary Energy Company, a Delaware corporation, Nance Petroleum Corporation, a Montana corporation, St. Mary
Minerals Inc. a Colorado corporation, Parish Corporation, a Colorado corporation, Four Winds Marketing, LLC, a Colorado limited liability company and
Roswell, L.L.C., a Texas limited liability company, as debtors (collectively
"Debtors" and each individually a "Debtor"), in favor of Bank of America, N.A.,
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individually and as agent ("Secured Party").
                            -------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, St. Mary Land & Exploration Company, as borrower (in such capacity, "Borrower"), Secured Party, as Agent, and certain lenders
           --------
(collectively, the "Lenders") are parties to a Credit Agreement dated as of June
                    -------
30, 1998 (as from time to time amended, supplemented, or restated, the "Credit
Agreement");                                                            ------
---------

         WHEREAS, pursuant to the Credit Agreement, Lenders have agreed to extend credit to Borrower;

         WHEREAS, in order to induce Lenders to extend such credit pursuant to the Credit Agreement, Debtors have agreed to grant to Secured Party, for the benefit of Lenders, a security interest in the Collateral as defined herein;

         WHEREAS, Borrower owns, directly, or indirectly through one or more of its subsidiaries, all of the equity interests of each other Debtor;

         NOW, THEREFORE, in consideration of the premises and in order to induce
Lenders to extend such credit under the Credit Agreement, Debtor hereby agrees with Secured Party, for the benefit of Lenders and Secured Party, as follows:

                                    ARTICLE I

                           Definitions and References
                           --------------------------

         Section 1.1. General Definitions. As used herein, the terms
                      -------------------
"Agreement", "Debtor", and "Credit Agreement" shall have the meanings indicated
above, and the following terms shall have the following meanings:

         "Collateral" means all property, of whatever type, which is described
          ----------
in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

         "Commercial Tort Claims" means a claim arising in tort with respect to
          ----------------------
which the claimant is Debtor.

         "Commitment" means the agreement or commitment by Lenders to make loans
          ----------
or otherwise extend credit to Borrower under the Credit Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Lenders to or for the account of Borrower which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

         "Deposit Accounts" means all "deposit accounts" (as defined in the UCC)
          ----------------
or other demand, time, savings, passbook, or similar accounts maintained with a bank, including nonnegotiable certificates of deposit.

         "Documents" means all "documents" (as defined in the UCC) or other
          ---------
receipts covering, evidencing or representing inventory, equipment, or other goods.

         "Equipment" means all "equipment" (as defined in the UCC) in whatever
          ---------
form, wherever located, and whether now or hereafter existing, and all parts thereof, all accessions thereto, and all replacements therefor.

         "General Intangibles" means all "general intangibles" (as defined in
          -------------------
the UCC) of any kind (including choses in action, Commercial Tort Claims,
Software, Payment Intangibles, tax refunds, insurance proceeds, and contract rights), and all instruments, security agreements, leases, contracts, and other rights (except those constituting Receivables, Documents, or Instruments) to receive payments of money or the ownership or possession of property, including all general intangibles under which an account debtor's principal obligation is a monetary obligation.

         "Guaranty" means that certain Guaranty of even date herewith from
          --------
Debtors (not including Borrower) in favor of Secured Party for the benefit of
Lenders.

         "Instruments" means all "instruments", "chattel paper" or "letters of
          -----------
credit" (as each is defined in the UCC) and all Letter-of-Credit Rights.

         "Inventory" means all "inventory" (as defined in the UCC) in all of its
          ---------
forms, wherever located and whether now or hereafter existing, including (a) all movable property and other goods held for sale or lease, all movable property and other goods furnished or to be furnished under contracts of service, all raw materials and work in process, and all materials and supplies used or consumed in a business, (b) all movable property and other goods which are part of a product or mass, (c) all movable property and other goods which are returned to or repossessed by the seller, lessor, or supplier thereof, (d) all goods and substances in which any of the foregoing is commingled or to which any of the foregoing is added, and (e) all accessions to, products of, and documents for any of the foregoing.

         "Investment Property" means all "investment property" (as defined in
          -------------------
the UCC) and all other securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodity contracts, or commodity accounts.

         "Letter-of-Credit Rights" means all rights to payment or performance
          -----------------------
under a "letter of credit" (as defined in the UCC) whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "Lenders" means the Persons who are from time to time "Lenders" as
          -------
defined in the Credit Agreement.

         "Obligation Documents" means the Credit Agreement, the Notes, the Loan
          --------------------
Documents, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Other Liable Party" means any Person, other than Debtors, who may now
          ------------------
or may at any time hereafter be primarily or secondarily liable for any of the
Secured Obligations or who may now or may at any time hereafter have granted to
Secured Party or Lenders a Lien upon any property as security for the Secured
Obligations.

         "Payment Intangibles" means all "payment intangibles" (as defined in
          -------------------
the UCC).

         "Proceeds" means, with respect to any property of any kind, all
          --------
proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from any sale, exchange, collection, lease, licensing or other disposition of, distribution in respect of, or other realization upon, such property, including all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under (or unearned premiums with respect
to) insurance in respect of, such property (regardless of whether Secured Party is named a loss payee thereunder), and any payments paid or owing by any third party under any indemnity, warranty, or guaranty with respect to such property, and any condemnation or requisition payments with respect to such property, in each case whether now existing or hereafter arising.

         "Receivables" means (a) all "accounts" (as defined in the UCC) and all
          -----------
other rights to payment for goods or other personal property which have been (or are to be) sold, leased, or exchanged or for services which have been (or are to
be) rendered, regardless of whether such accounts or other rights to payment have been earned by performance and regardless of whether such accounts or other rights to payment are evidenced by or characterized as accounts receivable, contract rights, book debts, notes, drafts or other obligations of indebtedness,
(b) all Documents and Instruments of any kind relating to such accounts or other rights to payment or otherwise arising out of or in connection with the sale, lease or exchange of goods or other personal property or the rendering of services, (c) all rights in, to, or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, rights to payment, Documents, or Instruments, (d) all rights in, to and under any purchase orders, service contracts, or other contracts out of which such accounts and other rights to payment arose (or will arise on performance), and (e) all rights in or pertaining to any goods arising out of or in connection with any such purchase orders, service contracts, or other contracts, including rights in returned or repossessed goods and rights of replevin, repossession, and reclamation.

         "Related Person" means Debtors, each Subsidiary of Debtors and each
          --------------
Other Liable Party.

         "Secured Obligations" has the meaning given such term in Section 2.2.
          -------------------

         "Secured Party" means the Person named as such at the beginning of this
          -------------
Agreement, together with its successors and assigns as the "Agent" under the
Credit Agreement.

         "Software" means all "software" (as defined in the UCC), including all
          --------
computer programs, any supporting information provided in connection with a transaction relating to a computer program, all licenses or other rights to use any of such computer programs, and all license fees and royalties arising from such use to the extent permitted by such license or rights.

         "Subsidiary Debtor" means any Debtor other than Borrower.
          -----------------

         "UCC" means the Uniform Commercial Code in effect in the State of
          ---
Colorado from time to time.

         Section 1.2. Other Definitions. Reference is hereby made to the Credit
                      -----------------
Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires. The parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the
UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date hereof, then such term, as used herein, shall be given such broadened meaning. If the
UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date hereof, such amendment or holding shall be disregarded in defining terms used herein.

         Section 1.3. Attachments. All exhibits or schedules which may be
                      -----------
attached to this Agreement are a part hereof for all
purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context
                      --------------------------------
otherwise requires or unless otherwise provided herein, references in this
Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this
Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         Section 1.5. References and Titles. All references in this Agreement to
                      ---------------------
Exhibits, Articles, Sections, subsections, and other subdivisions refer to the
Exhibits, Articles, Sections, subsections and other subdivisions of this
Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof",
"hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                                   ARTICLE II

                                Security Interest
                                -----------------

         Section 2.1. Grant of Security Interest. As collateral security for all
                      --------------------------
of the Secured Obligations, each Debtor hereby pledges and assigns to Secured
Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in and to all right, title and interest of such Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g)  all Deposit Accounts.

         (h)  all Investment Property.

         (i)  All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of such Debtor pertaining to any of the Collateral.

         (j)  All moneys and property of any kind of such Debtor in the possession or under the control of Secured Party.

         (k)  All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtors'
ownership or other rights therein are presently held or hereafter acquired and howsoever Debtors' interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         Section 2.2. Secured Obligations Secured. The security interest created
                      ---------------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

         (a) Credit Agreement Indebtedness. The payment by Borrower, as and when
             -----------------------------
due and payable, of all amounts from time to time owing by Borrower under or in respect of the Credit Agreement, the Notes, or any of the other Obligation
Documents.

         (b) Guaranteed Indebtedness. The payment by any Debtor, when due and
             -----------------------
payable, of all amounts from time to time owing by such Debtor under or in respect of the Guaranty or any of the other Obligation Documents to which such
Debtor is a party, and the due performance by such Debtor of all of its other respective obligations under or in respect of the Guaranty and such other
Obligation Documents.

         (c) Other Indebtedness. All loans and future advances made by Lenders
             ------------------
to Borrower and all other debts, obligations and liabilities of every kind and character of Borrower now or hereafter existing in favor of Lenders, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or to a third party and subsequently acquired by Lenders and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty or otherwise (it being contemplated that Borrower may hereafter become indebted to Lenders in further sum or sums but Lenders shall have no obligation to extend further indebtedness by reason of this Agreement).

         (d) Renewals. All renewals, extensions, amendments, modifications,
             --------
supplements, or restatements of or substitutions for any of the foregoing.

         (e) Performance. The due performance and observance by Debtors of all
             -----------
of their other obligations from time to time existing under or in respect of any of the Obligation Documents.

As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of any Debtor. Each Debtor hereby acknowledges that the Secured Obligations are owed to the various Lenders and that each Lender is entitled to the benefits of the Liens given under this
Agreement.

         It is the intention of each Subsidiary Debtor and Secured Party that this Agreement not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. Each Subsidiary
Debtor and, by its acceptance hereof, Secured Party hereby acknowledge and agree that, notwithstanding any other provision of this Agreement: (a) the indebtedness secured hereby by such Subsidiary Debtor shall be limited to the maximum amount of indebtedness that can be incurred or secured by such
Subsidiary Debtor without rendering this Agreement subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state or federal law, and (b) the Collateral pledged by such
Subsidiary Debtor hereunder shall be limited to the maximum amount of Collateral that can be pledged by such Subsidiary Debtor without rendering this Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state or federal law.

                                   ARTICLE III

                    Representations, Warranties and Covenants
                    -----------------------------------------

         Section 3.1. Representations, Warranties and Covenants. Each of the
                      -----------------------------------------
representations and warranties in the Credit Agreement made by any Debtor or any
Restricted Person is true and correct. Unless Secured Party shall otherwise consent in writing, each Debtor will at all times comply with the covenants contained in the Credit Agreement which are applicable to such Debtor for so long as any part of the Secured Obligations or the Commitment is outstanding. In addition, each Debtor hereby represents, warrants and covenants to Secured Party and Lenders as follows:

         (a) Name, Place of Business and Formation. Each Debtor is a corporation
             -------------------------------------
or limited liability company organized under the laws of the State listed for such Debtor on the first page of this Agreement, which is such Debtor's location pursuant to the UCC. During the past five years, no Debtor has conducted business under any name except the name in which such Debtor has executed this
Agreement, which is the exact name as it appears in such Debtor's organizational documents, as amended, as filed with such Debtor's jurisdiction of organization.
Each Debtor's principal place of business and chief executive office, and the place where such Debtor kept its books and records concerning the Collateral was for the four month period prior to July 1, 2001 located at such Debtor's address set forth in Section 5.1 below.

         (b) Ownership Free of Liens. Each Debtor has good and marketable title
             -----------------------
to the Collateral, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement. No effective financing statement or other registration or instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of Secured Party relating to this

Agreement. None of the Collateral is in the possession of any Person other than the Debtor owning such Collateral or Secured Party, except for Collateral being transported in the ordinary course of business.

         (c) No Conflicts or Consents. Neither the ownership or the intended use
             ------------------------
of the Collateral by any Debtor, nor the grant of the security interest by
Debtors to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of any Debtor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon any Debtor, or (ii)
result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of any Debtor or of any Related Person. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the grant by Debtors of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

         (d) Security Interest. Each Debtor has and will have at all times full
             -----------------
right, power and authority to grant a security interest in the Collateral owned by such Debtor to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations.

         (e) Change of Name, Location, or Structure; Additional Filings. Each
             ----------------------------------------------------------
Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed with the secretary of state (or equivalent governmental official) of the state in which such Debtor is organized. Without limitation of any other covenant herein, no Debtor will cause or permit any change to be made in its name, identity or corporate or limited liability company structure, or any change to be made to its jurisdiction of organization, unless such Debtor shall have first (1) notified Secured Party of such change at least forty-five
(45) days prior to the effective date of such change, (2) taken all action requested by Secured Party for the purpose of further confirming and protecting
Secured Party's security interests and rights under this Agreement and the perfection and priority thereof, and (3) if requested by Secured Party, provided to Secured Party a legal opinion to its satisfaction confirming that such change will not adversely affect in any way Secured Party's security interests and rights under this Agreement or the perfection or priority thereof. In any notice furnished by any Debtor pursuant to this subsection, such Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the
Collateral.

         (f) Further Assurances. Debtors will, at their expense as from time to
             ------------------
time reasonably requested by Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order: (i) to confirm and validate this Agreement and Secured Party's rights and remedies hereunder, (ii) to correct any errors or omissions in the descriptions herein of the Secured Obligations or the Collateral or in any other provisions hereof, (iii) to perfect, register and protect the security interests and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights, (iv) to enable
Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (v) to otherwise give Secured Party the full benefits of the rights and remedies described in or granted under this
Agreement. As part of the foregoing Debtors will, whenever reasonably requested by Secured Party (1) execute and file any financing statements, continuation statements, and other filings or registrations relating to Secured Party's security interests and rights hereunder, and any amendments thereto, and (2)
mark their books and records relating to any Collateral to reflect that such
Collateral is subject to this Agreement and the security interests hereunder. To the extent reasonably requested by Secured Party from time to time, Debtors will obtain from any material account debtor or other obligor on the Collateral the acknowledgment of such account debtor or obligor that such Collateral is subject to this Agreement.

         (g) Inspection of Collateral. Debtors will keep adequate records
             ------------------------
concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information which such representatives obtain.

         (h) Information. Upon request from time to time by Secured Party,
             -----------
Debtors will furnish to Secured Party (i) any information concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or such Debtor's business, properties, or financial condition, and (ii) statements and schedules identifying and describing the Collateral and other reports and information requested in connection with the Collateral, all in reasonable detail.

         (i) Ownership, Liens, Possession and Transfers. Each Debtor will
             ------------------------------------------
maintain good and marketable title to all Collateral owned by such Debtor, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement, and no Debtor will grant or allow any such
Liens, encumbrances or adverse claims to exist. No Debtor will grant or allow to remain in effect, and Debtors will cause to be terminated, any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of Secured
Party relating to this Agreement. Debtors will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person. Each Debtor (i) will insure that all of the
Collateral owned by such Debtor -- whether goods, Documents, Instruments, or otherwise -- is and remains in the possession of such Debtor or Secured Party
(or a bailee selected by Secured Party who is holding such Collateral for the benefit of Secured Party), except for goods being transported in the ordinary course of business, and (ii) will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the
Collateral, except in the ordinary course of its business.

         (j) Impairment of Security Interest. No Debtor will take or fail to
             -------------------------------
take any action which would in any manner impair the value or enforceability of
Secured Party's security interest in any Collateral.

         (k) Commercial Tort Claims. If any Debtor shall at any time hold or
             ----------------------
acquire a Commercial Tort Claim, such Debtor shall immediately notify Secured
Party in writing of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance acceptable to Secured Party.

                                   ARTICLE IV.

                       Remedies, Powers and Authorizations
                       -----------------------------------

         Section 4.1. Normal Provisions Concerning the Collateral.
                      -------------------------------------------

         (a) Authorization to File Financing Statements. Each Debtor hereby
             ------------------------------------------
irrevocably authorizes Secured Party at any time and from time to time to file, without the signature of such Debtor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as "all assets of Debtor and all proceeds thereof, and all rights and privileges with respect thereto" or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail; (b) contain any other information required by subchapter E of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor; and (c) are necessary to properly effectuate the transactions described in the Loan Documents, as determined by Secured Party in its discretion. Each Debtor agrees to furnish any such information to Secured Party promptly upon request. Each Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

         (b) Power of Attorney. Each Debtor hereby appoints Secured Party as
             -----------------
such Debtor's attorney-in-fact and proxy, with full authority in the place and stead of such Debtor and in the name of such Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to obtain and adjust any insurance required to be paid to Secured Party pursuant hereto; (ii)
to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, indorse and collect any drafts or other
Instruments or Documents; (iv) to enforce any obligations included among the
Collateral; and (v) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such

                                       10

Debtor or Secured Party with respect to any of the Collateral. Each Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by Secured Party for the sole benefit of Lenders.

         (c) Performance by Secured Party. If any Debtor fails to perform any
             ----------------------------
agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured
Party incurred in connection therewith shall be payable by such Debtor under
Section 4.5.

         (d) Bailees. If any Collateral is at any time in the possession or
             -------
control of any warehouseman, bailee or any of any Debtor's agents or processors, such Debtor shall, upon the request of Secured Party, notify such warehouseman, bailee, agent or processor of Secured Party's rights hereunder and instruct such
Person to hold all such Collateral for Secured Party's account subject to
Secured Party's instructions. (No such request by Secured Party shall be deemed a waiver of any provision hereof which was otherwise violated by such Collateral being held by such Person prior to such instructions by such Debtor.)

         (e) Collection. Secured Party shall have the right at any time, upon
             ----------
the occurrence and during the continuance of a Default or an Event of Default, to notify (or to require Debtors to notify) any and all obligors under any
Receivables, General Intangibles, Instruments, or other rights to payment included among the Collateral of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtors thereunder directly to Secured Party and, upon such notification and at the expense of Debtors and to the extent permitted by law, to enforce collection of any such Receivables, General Intangibles, Instruments, or other rights to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtors could have done. After any Debtor receives notice that Secured Party has given (and after
Secured Party has required any Debtor to give) any notice referred to above in this subsection:
                  (i) all amounts and proceeds (including instruments and
         writings) received by Debtors in respect of such Receivables, General
         Intangibles, Instruments, or other rights to payment shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtors and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Debtors upon the remedy of all Defaults and Events of Default, or (B) while any Event of Default is continuing, applied as specified in Section 4.3, and

                  (ii) Debtors will not adjust, settle or compromise the amount or payment of any such Receivable, General Intangible, Instrument, or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

         Section 4.2. Event of Default Remedies. If an Event of Default shall
                      -------------------------
have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

                                       11

         (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected
Collateral);

         (b) require Debtors to, and each Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of such Debtor relating thereto) available to
Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

         (c) prior to the disposition of any Collateral, (i) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to Secured Party seize and remove such
Collateral from such premises, (ii) have access to and use Debtors' books, records, and information relating to the Collateral, and (iii) store or transfer any of the Collateral without charge in or by means of any storage or transportation facility owned or leased by Debtors, process, repair or recondition any of the Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Debtors;

         (d) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (e) dispose of, at its office, on the premises of Debtors or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the
Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (f) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any public sale in accordance with the UCC;

         (g) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, in accordance with the UCC; and

         (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and each Debtor hereby consents to any such appointment.

                                       12

Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured
Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Section 4.3. Application of Proceeds. If any Event of Default shall
                      -----------------------
have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by
Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may (subject to the rights of Lenders under the Credit
Agreement) elect:

         (a) To the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of any Debtor to perform or observe any of the provisions hereof;

         (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) To the reimbursement of Secured Party for the amount of any obligations of any Debtor or any Other Liable Party paid or discharged by
Secured Party pursuant to the provisions of this Agreement or the other
Obligation Documents, and of any expenses of Secured Party payable by any Debtor hereunder or under the other Obligation Documents;

         (d)  To the satisfaction of any other Secured Obligations;

         (e)  By holding the same as Collateral;

         (f) To the payment of any other amounts required by applicable law
(including any provision of the UCC); and

         (g) By delivery to Debtors or to whoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Deficiency. In the event that the proceeds of any sale,
                      ----------
collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which
Secured Party is legally entitled, Debtors shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of

                                       13

any attorneys employed by Secured Party or Lenders to collect such deficiency.

         Section 4.5. Indemnity and Expenses. In addition to, but not in
                      ----------------------
qualification or limitation of, any similar obligations under other Obligation
Documents:

         (a) Debtors will indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT
SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR
ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by such indemnified party's individual gross negligence or willful misconduct.

         (b) Debtors will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which
Secured Party may incur in connection with (i) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any
Collateral; (v) the exercise or enforcement of any of the rights of Secured
Party hereunder; or (vi) the failure by any Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's individual gross negligence or willful misconduct.

         Section 4.6. Non-Judicial Remedies. In granting to Secured Party the
                      ---------------------
power to enforce its rights hereunder without prior judicial process or judicial hearing, each Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtors recognize and concede that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party from resorting to judicial process at its option.

         Section 4.7. Other Recourse. Each Debtor waives any right to require
                      --------------
Secured Party or any Lender to proceed against any other Person, to exhaust any
Collateral or other security for the Secured Obligations, to have any Other
Liable Party or any other Debtor joined with such Debtor in any suit arising out of the Secured Obligations or this Agreement, or to pursue any other remedy in
Secured Party's power. Each Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any
Other Liable Party or any other Debtor from time to time. Each Debtor further waives any defense arising by reason of any disability or other defense of any
Other Liable Party or any other Debtor or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party or any other Debtor.
This Agreement shall continue irrespective of the fact that the liability of any

                                       14

Other Liable Party or any other Debtor may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which such
Debtor, any Other Liable Party or any other Debtor may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any
Other Liable Party or any other Debtor or any other event or proceeding affecting any Other Liable Party or any other Debtor. Until all of the Secured
Obligations shall have been paid in full, no Debtor shall have right to subrogation and each Debtor waives the right to enforce any remedy which Secured
Party or any Lender has or may hereafter have against any Other Liable Party or any other Debtor, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Each Debtor authorizes Secured Party and each Lender, without notice or demand, without any reservation of rights against such Debtor, and without in any way affecting such
Debtor's liability hereunder or on the Secured Obligations, from time to time to
(a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party or any other Debtor in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than such Debtor, and (e) release or substitute any Other Liable Party or any other Debtor.

         Section 4.8. Limitation on Duty of Secured Party in Respect of
                      -------------------------------------------------
Collateral. Beyond the exercise of reasonable care in the custody thereof,
----------
Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the
Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

         Section 4.9. Appointment of Collateral Agents. At any time or times, in
                      --------------------------------
order to comply with any legal requirement in any jurisdiction, Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Secured Party, or to act as separate agent or agents on behalf of the Lenders, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment. In so doing Secured Party may, in the name and on behalf of Debtors, give to such co-agent or separate agent indemnities and other protections similar to those provided in Section 4.5.

                                       15

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------
         Section 5.1. Notices. Any notice or communication required or permitted
                      -------
hereunder shall be given in writing, sent by (a) personal delivery, (b)
expedited delivery service with proof of delivery, (c) registered or certified
United States mail, postage prepaid, or (d) telegram or facsimile (i) for
Secured Party and Borrower, at the address set forth for such Person in the
Credit Agreement, and (ii) for each Debtor (other than Borrower), at the address set forth for such Person on its signature page hereto, or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or facsimile, upon receipt.

         Section 5.2. Amendments. No amendment of any provision of this
                      ----------
Agreement shall be effective unless it is in writing and signed by each Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtors therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreement.

         Section 5.3. Preservation of Rights. No failure on the part of Secured
                      ----------------------
Party or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise. The rights of Secured Party under any Obligation
Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other
Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is
                      ----------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties
                      ----------------------
of Debtors herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any

                                       16

other Obligation Documents and the creation of the Secured Obligations.

         Section 5.6. Other Liable Parties; Joint and Several Liability. Neither
                      -------------------------------------------------
this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured
Obligations or any deficiency thereon. All undertakings, warranties and covenants made by Debtors herein and all rights, powers and authorities given to or conferred upon Agent and Lenders herein are made or given jointly and severally by Debtors.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a
                      -----------------------------
continuing security interest in the Collateral and (a) shall be binding on
Debtors and their respective successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing,
Secured Party and any Lender may (except as otherwise provided in the Credit
Agreement) pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of
Debtors hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

         Section 5.8. Termination. It is contemplated by the parties hereto that
                      -----------
there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations and the termination or expiration of the Credit Agreement and any other commitment of Lenders to extend credit to Borrower, then upon written request for the termination hereof delivered by Debtors to Secured Party this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to
Debtors. Secured Party will thereafter, upon Debtors' request and at Debtors'
expense, (a) return to Debtors such of the Collateral in Secured Party's possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to Debtors such documents as Debtor shall reasonably request to evidence such termination.

         Section 5.9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO
CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS
REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE
PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY
INTEREST CREATED HEREBY HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE
GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO.

         Section 5.10. Final Agreement. THIS WRITTEN AGREEMENT AND THE OTHER
                       ---------------
LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY
NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
THE PARTIES HERETO.

                                       17

         Section 5.11. Counterparts; Fax. This Agreement may be separately
                       -----------------
executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly executed and delivered by facsimile or other electronic transmission.

         Section 5.12. "Loan Document". This Agreement is a "Loan Document", as
                        -------------
defined in the Credit Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Credit Agreement governing such Loan Documents.

                                       18

         IN WITNESS WHEREOF, each Debtor has executed and delivered this
Agreement as of the date first above written.

                                         ST. MARY LAND & EXPLORATION COMPANY

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         ST. MARY OPERATING COMPANY

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         Address: 1776 Lincoln Street
                                                  Suite 1100
                                                  Denver, Colorado 80202
                                                  Fax: (303) 861-0934

                                         ST. MARY ENERGY COMPANY

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         Address: 1776 Lincoln Street
                                                  Suite 1100
                                                  Denver, Colorado 80202
                                                  Fax: (303) 861-0934

                                         NANCE PETROLEUM CORPORATION

                                         By: /s/ RONALD B. SANTI
                                            -----------------------------------
                                            Ronald B. Santi
                                            Vice President - Land

                                         Address: 550 N. 31st Street
                                                  Suite 500
                                                  Box 7168
                                                  Billings, Montana 59103
                                                  Fax:
                                                      -------------------

                                         ST. MARY MINERALS INC.

                                         By: /s/ RICHARD C. NORRIS
                                            -----------------------------------
                                            Richard C. Norris
                                            Vice President - Finance

                                         Address: 1776 Lincoln Street
                                                  Suite 1100
                                                  Denver, Colorado 80202
                                                  Fax: (303) 861-0934

                                         PARISH CORPORATION

                                         By: /s/ RICHARD C. NORRIS
                                            -----------------------------------
                                            Richard C. Norris
                                            Vice President - Finance

                                         Address: 1776 Lincoln Street
                                                  Suite 1100
                                                  Denver, Colorado 80202
                                                  Fax: (303) 861-0934

                                         FOUR WINDS MARKETING, LLC

                                         By:    ST. MARY LAND & EXPLORATION
                                                COMPANY, as Manager

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         Address: 1776 Lincoln Street
                                                  Suite 1100
                                                  Denver, Colorado 80202
                                                  Fax: (303) 861-0934

                                         ROSWELL, L.L.C.

                                         By:    ST. MARY LAND & EXPLORATION
                                                COMPANY, as a Member

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         Address: 350 N. St. Paul Street
                                                  Dallas, Texas 75201
                                                  Fax:
                                                      ---------------